EXHIBIT 10.37

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL

Amendment No. 3 to the

Respiratory Diseases Research Collaboration and License Agreement

This Amendment No. 3 to the Respiratory Diseases Research Collaboration and License Agreement, effective as of January 26, 2016 (this “Amendment No. 3”), is made by and between Glaxo Group Limited, a company existing under the laws of England and Wales, having its registered office at Glaxo Wellcome House, Berkeley Avenue, Greenford, Middlesex, UB6 ONN, England (“GSK”), and Five Prime Therapeutics, Inc., a Delaware corporation having a place of business at Two Corporate Drive, South San Francisco, CA 94080, USA (“FivePrime”).

Recitals:

WHEREAS, FivePrime and GSK are parties to the Respiratory Diseases Research Collaboration and License Agreement, effective April 11, 2012, as amended (the “Collaboration Agreement”), under which GSK and FivePrime entered into a research collaboration to use FivePrime’s proprietary technology to identify and advance targets involved in respiratory diseases;

WHEREAS, GSK desires to amend the Collaboration Agreement as set forth in this Amendment No. 3 to: (i) extend the Research Program Term by three months to allow for the conduct of additional activities to validate Hits from Screening Assays *** and *** of the Research Plan; and (ii) provide for an extended Claiming Option Period with respect to certain Offered Hits upon expiry of the Research Program Term; and

WHEREAS, FivePrime is willing to amend the Collaboration Agreement as set forth in this Amendment No. 3;

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained in this Amendment No. 3, the receipt and sufficiency of which are hereby acknowledged, FivePrime and GSK hereby agree as follows:

1.	Defined Terms. Capitalized terms used in this Amendment No. 3 without definition shall have the respective meanings set forth in the Collaboration Agreement.

2.	Research Program Term. The definition of Research Program Term in Article 1 of the Collaboration Agreement shall be amended and restated in its entirety as follows:

“Research Program Term” shall mean the period starting as of the Effective Date and ending on July 10, 2016.”

3.	Review of Offered Hits.

3.1	An additional defined term shall be inserted into Article 1 of the Collaboration Agreement as follows:

“Extended Claiming Option Period” shall mean (i) with respect to an Extended Offered Hit that became an Offered Hit after April 10, 2016 and before the end of the Research Program Term (July 10, 2016), the period commencing on the date on which FivePrime has

CONFIDENTIAL

delivered all Offered Hit Data with respect to such Extended Offered Hit and continuing for *** thereafter; and (ii) with respect to an Extended Offered Hit that was deemed an Offered Hit at the end of the Research Program Term (July 10, 2016) pursuant to Section 3.4.1(b)(i), the period commencing on July 10, 2016 and ending on January 6, 2017.

3.2	Subsection 3.4.1(b)(iii) of the Collaboration Agreement shall be amended and restated as follows:

“(iii) GSK’s right to exercise its Claiming Option for any Target (other than any Target that is an Extended Offered Hit) that, prior to the end of the Research Program Term (July 10, 2016), has been offered to GSK as an Offered Hit, or has been deemed an Offered Hit, in each case pursuant to this Section 3.4.1(b), shall continue after the expiration of such Research Program Term for the full Claiming Option Period of time;”

3.3	A new subsection 3.4.1(b)(iv) shall be inserted as follows:

“(iv) GSK’s right to exercise its Claiming Option for any Extended Offered Hit shall continue after the expiration of such Research Program Term for the Extended Claiming Option Period; and”

3.4	Section 3.4.1(b)(iv) shall be renumbered Section 3.4.1(b)(v), and shall be amended and restated as follows:

“GSK’s Selection Option for any Target that is a Claimed Target at the end of the Research Program Term (or becomes a Claimed Target after the end of the Research Program Term by reason of GSK’s exercise of its Claiming Option pursuant to subsections (iii) or (iv) above), shall continue after the expiration of such Research Program Term for the full Selection Option Period of time.”

3.5	Section 3.4.1(b) shall be amended to append to the end thereof the following:

“GSK shall have the right exercisable on or prior to the expiry of the Research Program Term (July 10, 2016) to designate by written notice to FivePrime: (1) up to *** Targets that (A) became Offered Hits after April 10, 2016 or would become Offered Hits by reason of the expiry of the Research Program Term pursuant to Section 3.4.1(b)(i) and (B) were Hits from the *** Screening Assay (screen ***); and (2) up to *** Targets that (A) became Offered Hits after April 10, 2016 or would become Offered Hits by reason of the expiry of the Research Program Term pursuant to Section 3.4.1(b)(i) and (B) were Hits from the *** Screening Assay (screen ***) (each such designated Target, an “Extended Offered Hit”).”

4.	Research Program Funding. Section 6.2 of the Collaboration Agreement shall be amended and restated as follows:

“6.2.1Research Program Funding for Initial Assays. In consideration for FivePrime’s performance of (a) the *** under the Research Plan and (b) the ***, FivePrime shall Invoice GSK and GSK shall pay to FivePrime within *** of receipt of such Invoice by GSK, seventeen (17) quarterly payments in the amount of *** per Calendar Quarter. It is the intent

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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of the Parties that GSK will pay each such quarterly payments on the first day of each Calendar Quarter starting with the first (1st) Calendar Quarter after the Effective Date and that FivePrime may, accordingly, Invoice GSK for such quarterly payments *** in advance of the start of a Calendar Quarter, provided, however, that GSK shall have no obligation to pay any such Invoiced amounts in less than *** following receipt of such Invoice. GSK’s total payment obligation under this Section 6.2.1 shall be capped at ***.”

5.

Extraordinary Samples.  It is the intention of the Parties that each Party’s obligation to obtain sufficient quantities of Extraordinary Samples pursuant to Section 6.2.3 of the Collaboration Agreement shall continue during the final quarter of the extended Research Program Term. However, pursuant to Section 6.2.3, GSK shall be responsible for *** of the Extraordinary Sample Costs during such final quarter.

6.	Research Plan. References in the Research Plan to dates, timelines, costs and other relevant provisions shall be interpreted in line with the provisions of this Amendment No. 3.

7.	Miscellaneous Provisions;

7.1Entire Agreement.  The Collaboration Agreement as amended by this Amendment No. 3 constitutes the entire understanding of GSK and FivePrime with respect to the subject matter thereof and supersedes and cancels all other previous express or implied agreements.

7.2Governing Law. This Amendment No. 3 shall be governed by and construed in accordance with the laws of the State of Delaware without reference to any rules of conflict of laws.

7.3Counterparts.  This Amendment No. 3 may be executed in one (1) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  This Amendment No. 3 may be executed by facsimile or electronic signatures, which signatures shall have the same force and effect as original signatures.

IN WITNESS WHEREOF, FivePrime and GSK have executed this Amendment No. 3 as of the effective date first mentioned above.

Glaxo Group Limited	Five Prime Therapeutics, Inc.
BY: /s/ Olaf Ulrich______________________	BY: /s/ Lewis T. Williams_________________
Name: Olaf Ulrich Title: Alliance Director	Name: Lewis T. Williams Title: President and Chief Executive Officer

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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